                                           497(e) File Nos. 2-90519 and 811-4007

Prospectus  March 2, 1998
As Supplemented August 24, 1998

CitiFunds(SM) Small Cap Growth Portfolio

This Prospectus describes CitiFunds(SM) Small Cap Growth Portfolio, a mutual fund in the CitiFunds Family of Funds. Citibank, N.A. is the investment manager.

Unlike other mutual funds which directly acquire and manage their own portfolios of securities, the Fund may seek its investment objective by investing all of its investable assets in one or more investment companies. See "Special Information Concerning Investment Structure" on page 10.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated March 2, 1998 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by calling 1-800-625-4554. The Statement of Additional Information and other related materials are available on the SEC's Internet Web site (http://www.sec.gov).

--------------------------------------------------------------------------------
REMEMBER THAT SHARES OF THE FUND:

    o ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;

    o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;

    o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

Prospectus Summary                                                           3
 ..............................................................................
Expense Summary                                                              5
 ..............................................................................
Condensed Financial Information                                              6
 ..............................................................................
Investment Information                                                       7
 ..............................................................................
Risk Considerations                                                          8
 ..............................................................................
Valuation of Shares                                                         11
 ..............................................................................
Purchases                                                                   11
 ..............................................................................
Exchanges                                                                   12
 ..............................................................................
Redemptions                                                                 12
 ..............................................................................
Dividends and Distributions                                                 13
 ..............................................................................
Management                                                                  14
 ..............................................................................
Tax Matters                                                                 16
 ..............................................................................
Performance Information                                                     17
 ..............................................................................
General Information                                                         18
 ..............................................................................
Appendix -- Permitted Investments and Investment Practices                  19
 ..............................................................................

PROSPECTUS SUMMARY

See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUND: This Prospectus describes CitiFunds Small Cap Growth Portfolio (the "Fund"). The Fund is a diversified mutual fund.

INVESTMENT OBJECTIVE AND POLICIES: The Fund's objective is long-term capital growth. Dividend income, if any, is incidental to this investment objective. Through Small Cap Growth Portfolio (the "Portfolio"), the Fund invests primarily in stocks of U.S. issuers that have small market capitalizations (i.e., those issuers with market capitalizations below the top 1,000 stocks of the equity market). In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets. In selecting equity securities, the Manager emphasizes securities of small cap companies with strong management teams. Because the Fund invests through the Portfolio, all references in this Prospectus to the Fund include the Portfolio, except as otherwise noted.

INVESTMENT MANAGER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Manager"), a wholly-owned subsidiary of Citicorp, is the investment manager. Citibank and its affiliates manage more than $88 billion in assets worldwide. CFBDS, Inc. ("CFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."

PURCHASES AND REDEMPTIONS: Investors may purchase and redeem shares of the Fund through a Service Agent on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."

PRICING: Shares of the Fund are purchased and redeemed at net asset value, without a sales load or redemption fees. Shares are subject to a fee of up to 0.25% per annum of the Fund's average daily net assets for distribution, sales and marketing and shareholder services. See "Purchases" and "Management -- Distribution Arrangements."

EXCHANGES: Shares may be exchanged for shares of the CitiSelect(R) Portfolios and other CitiFunds. See "Exchanges."

DIVIDENDS: Dividends, if any, are declared and paid semi-annually. Net capital gains, if any, are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares at net asset value. See "Dividends and Distributions."

WHO SHOULD INVEST: Investing primarily in common stock of U.S. issuers, the Fund is designed for investors seeking long-term capital growth and for whom current income is not a primary consideration. The Fund is designed for long-term investors who are willing to accept the risks of potential loss associated with opportunities for above-average growth, who can tolerate substantial changes in the value of their investment and who do not require current income from their investment.

RISK FACTORS: There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. Equity securities fluctuate in value based on many factors, including actual and anticipated earnings, changes in management, political and economic developments and the potential for takeovers and acquisitions. The value of debt securities generally fluctuates based on changes in the actual and perceived creditworthiness of issuers. Also, the value of debt securities generally goes down when interest rates go up, and vice versa. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

Investors in the Fund should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile. Shares of the Fund, therefore, may be subject to greater fluctuation in value than shares of an equity fund investing primarily in securities of larger, more established companies.

The Fund may invest a portion of its assets in non-U.S. securities. The special risks of investing in non-U.S. securities include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. The Fund's non-U.S. securities often will trade in non-U.S. currencies, which can be volatile and may be subject to governmental controls or intervention. In addition, securities of non-U.S. issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

Certain investment practices, such as the use of forward non-U.S. currency exchange contracts, also may entail special risks. See "Risk Considerations" and the Appendix for more information.

EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund. For more information on costs and expenses, see "Management" -- page 14 and "General Information -- Expenses" -- page 19.*
                                                                     CITIFUNDS
                                                                     SMALL CAP
                                                              GROWTH PORTFOLIO
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                          None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Management Fees (after fee waivers)(1)(3)                                0.85%
12b-1 Fees (including service fees)(2)                                   0.25%
Other Expenses (after fee waivers and reimbursements)(3)                 0.25%
--------------------------------------------------------------------------------
Total Fund Operating Expenses(3)                                         1.35%
--------------------------------------------------------------------------------

* This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers and reimbursements. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at these levels. The information in the table and in the example below is based on the Fund's expenses for the fiscal year ended October 31, 1997, as revised to reflect current fees.
(1)  A combined fee for investment advisory and administrative services.
(2) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
(3) After voluntary fee waivers and reimbursements. Absent fee waivers and reimbursements "Management Fees", "Other Expenses" and "Total Fund Operating Expenses" would be 1.10%, 0.38%, and 1.73%, respectively, revised to reflect the Fund's current fees and expense structure.

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below:

                                                             ONE          THREE           FIVE            TEN
                                                            YEAR          YEARS          YEARS          YEARS
---------------------------------------------------------------------------------------------------------------
CITIFUNDS SMALL CAP GROWTH PORTFOLIO                         $14            $43            $74           $162
---------------------------------------------------------------------------------------------------------------

The Example assumes that all dividends are reinvested and reflects certain voluntary fee waivers and reimbursements. If fee waivers and reimbursements were not made, the amounts in the example would be $18, $54, $94 and $204. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

The following table provides condensed financial information about the Fund for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Price Waterhouse LLP, independent accountants on behalf of CitiFunds Small Cap Growth Portfolio (formerly Landmark Small Cap Equity Fund). The report of Price Waterhouse LLP is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Service Agent or by calling 1-800-625-4554.

         CITIFUNDS SMALL CAP GROWTH PORTFOLIO -- FINANCIAL HIGHLIGHTS

                                                                                                JUNE 21, 1995
                                           TEN MONTHS ENDED        YEAR ENDED                (COMMENCEMENT OF
                                                OCTOBER 31,      DECEMBER 31,                  OPERATIONS) TO
                                                    1997(A)              1996               DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                 $18.21                 $14.32                     $10.00
-----------------------------------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income (loss)                       (0.138)(+)             (0.016)                      0.05
  Net realized and unrealized gain                    3.236(+)               5.407                       4.42
-----------------------------------------------------------------------------------------------------------------------
    Total from operations                             3.098                  5.391                       4.47
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                --                     --                        (0.05)
  Net realized gain                                  (0.068)                (1.501)                     (0.10)
-----------------------------------------------------------------------------------------------------------------------
    Total from distributions                         (0.068)                (1.501)                     (0.15)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $21.24                 $18.21                     $14.32
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)                                            $25,799                $24,311                     $5,148
Ratio of expenses to average net assets(B)             1.35%*                 0.88%                         0%
Ratio of net investment income (loss)
to average net assets                                 (0.87)%*               (0.13)%                     1.21%*
Total return                                          17.05%**               37.80%                     44.78%**

Note: If agents of the Fund and of the Portfolio had not voluntarily waived a portion of their fees or assumed
Fund expenses and had expenses been limited to that required by certain state securities laws for the period ended December 31, 1995, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share                       $(0.252)(+)            $(0.133)                   $(0.288)
RATIOS:
Expenses to average net assets (B)                     2.06%*                 1.83%                      2.50%*
Net investment income (loss) to average
net assets                                            (1.58)%*               (1.08)%                    (1.29)%*

  * Annualized.        **Not annualized.
(+) The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) The Fund changed its fiscal year end from December 31 to October 31.
(B) Includes the Fund's share of the Portfolio's allocated expenses.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE: The investment objective of the Fund is long-term capital growth. Dividend income, if any, is incidental to this investment objective.

The investment objective of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES: The Fund seeks its objective by investing in a diversified portfolio consisting primarily of equity securities of U.S. companies that have small market capitalizations. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of these companies. Small market capitalization companies are those with market capitalizations below the top 1,000 stocks of the equity market. In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets. In selecting equity securities to invest in, the Manager emphasizes securities of small cap companies with strong management teams.

The Manager may also select other securities for the Fund that it believes provide an opportunity for appreciation, such as fixed income securities and convertible and non-convertible bonds. Most of the Fund's long-term non-convertible debt investments are investment grade securities, and less than 5% of the Fund's investments consist of securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group.

The Fund will not sell the equity securities of an issuer solely due to the fact that the issuer's market capitalization has grown above the small cap level. Rather, the Fund will evaluate the continued appropriateness of such securities within its investment criteria.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
Non-U.S. Securities. While the Fund emphasizes U.S. securities, the Fund may invest a portion of its assets in non-U.S. equity and debt securities, including depository receipts. The Fund does not intend to invest more than 25% of its assets in non-U.S. securities, including sponsored American Depositary Receipts, which represent the right to receive securities of non-U.S. issuers deposited in a U.S. or correspondent bank. The Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold non-U.S. securities.

Futures. The Fund may purchase or sell stock index futures in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security, an index of securities or other assets. In many cases, the futures contracts that may be purchased or sold by the Fund are standardized contracts traded on commodities exchanges or boards of trade.

Temporary Investments. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Other Permitted Investments. For more information regarding the Fund's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 19. The Fund will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserves the right to do so.

Investment Restrictions. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Fund, including a limitation that the Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Fund's investment objective and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.

Portfolio Turnover. Securities of the Portfolio will be sold whenever the Manager believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the period from June 2, 1995 (commencement of operations) to December 31, 1995, the fiscal year ended December 31, 1996, and the period from January 1, 1997 to October 31, 1997, the turnover rates for the Portfolio were 41%, 89% and 108%, respectively. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

Brokerage Transactions. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

RISK CONSIDERATIONS

The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

Changes in Net Asset Value. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates the value of debt securities generally declines, and during periods of falling rates the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.

Credit Risk of Debt Securities. Investors should be aware that securities offering above average yields may at times involve above average risks. Securities rated Baa by Moody's or BBB by S&P and equivalent securities may have speculative characteristics. Adverse economic or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade obligations.

Small Cap Companies. Investors in the Fund should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile.

Non-U.S. Securities. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Fund. Prices at which the Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund.

Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

Equity securities traded in certain foreign countries may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Rapid increases in money supply in certain countries may result in speculative investment in equity securities which may contribute to volatility of trading markets.

The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those attributable to U.S. investing. As a result, the operating expense ratio of the Fund may be higher than those of investment companies investing exclusively in U.S. securities.

The Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

Investment Practices. Certain of the investment practices employed for the Fund may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 20.

Special Information Concerning Investment Structure: The Fund does not invest directly in securities. Instead, the Fund is permitted to invest all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act. Currently, the Fund invests all of its investable assets in the Portfolio, which is a mutual fund having the same investment objective and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with this objective and these policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve its objective. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio. The Fund may withdraw its investment in the Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio the Fund could either invest directly in securities in accordance with the investment policies described above or invest in one or more mutual funds or pooled investment vehicles having the same investment objective and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

Certain investment restrictions of the Portfolio cannot be changed without approval by the investors in the Portfolio. These policies are described in the Statement of Additional Information. When the Fund is asked to vote on certain matters concerning the Portfolio, the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in the Portfolio may not be the same. The differences in returns are also present in other mutual fund structures.

Information about other holders of interests in the Portfolio is available from the Fund's distributor, CFBDS, at (617) 423-1679.

VALUATION OF SHARES

Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund (including the Fund's interest in the Portfolio), then subtracting the Fund's liabilities, and then dividing the result by the number of the Fund's outstanding shares. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In light of the non-U.S. nature of some of the Fund's investments, trading may take place in securities held by the Fund on days which are not Business Days and on which it will not be possible to purchase or redeem shares of the Fund.

PURCHASES

Shares of the Fund are offered continuously and may be purchased on any Business Day at the public offering price. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Transfer Agent. The Fund and the Transfer Agent reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

Shares may be purchased through certain financial institutions (which may include banks), securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor. Service Agents may receive certain fees from the Distributor and/ or the Fund. See "Management -- Distribution Arrangements." Investors should contact their Service Agents for information on purchases. Each Service Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Service Agent. Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers.

From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Fund. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.

EXCHANGES

Shares may be exchanged for shares of the CitiSelect Portfolios and other CitiFunds, or may be acquired through an exchange of shares of those funds.

Shareholders must place exchange orders through the Transfer Agent or, if they are customers of a Service Agent, though their Service Agent, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Transfer Agent. See "Valuation of Shares." Shares of the Fund may be exchanged only after payment in federal funds for the shares has been received by the Transfer Agent.

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Securities and Exchange Commission rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

REDEMPTIONS

Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by the Transfer Agent. Each Service Agent is responsible for the prompt transmission of redemption orders to the Fund on behalf of its customers. A Service Agent may establish requirements or procedures regarding submission of redemption requests by its customers that are different from those described below. Shareholders should consult their Service Agents for details. A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

Redemptions by Mail. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by the Transfer Agent or a shareholder's Service Agent) to the Transfer Agent or, if shareholders are customers of a Service Agent, their Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

Redemptions by Telephone. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for the shareholder's name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

Payment of Redemptions. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).

Questions about redemption requirements should be referred to the Transfer Agent or, for customers of a Service Agent, their Service Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net income from dividends and interest, if any, is paid to its shareholders of record as a dividend semiannually.

The Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. The Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

A shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the Fund issued at net asset value.

MANAGEMENT

TRUSTEES AND OFFICERS: The Fund is supervised by the Board of Trustees of CitiFunds Trust II. The Portfolio is supervised by the Board of Trustees of The Premium Portfolios. In each case, a majority of the Trustees are not affiliated with Citibank. In addition, a majority of the disinterested Trustees of the Fund are different from a majority of the disinterested Trustees of the Portfolio. More information on the Trustees and officers of the Fund and Portfolio appears under "Management" in the Statement of Additional Information.

INVESTMENT MANAGER: Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank also serves as investment adviser to other registered investment companies. Citibank's address is 153 East 53rd Street, New York, New York 10043.

Subject to policies set by the Trustees, Citibank is responsible for overall management of the Fund pursuant to a Management Agreement with the Fund. Citibank also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. Pursuant to a sub-administrative services agreement with Citibank, the Distributor performs such sub-administrative duties for the Fund as from time to time are agreed upon by Citibank and the Distributor. The Distributor's compensation as sub-administrator is paid by Citibank.

Lawrence P. Keblusek, U.S. Chief Investment Officer of Citibank since 1995, has been the portfolio manager of the Fund since August 1998. Prior to joining Citibank in 1995, Mr. Keblusek, who has 25 years experience in the investment management industry, was Senior Vice President and Director of Portfolio Management for The Northern Trust Company with responsibility for investment performance in the organization's High Net Worth, Corporate and Institutional and Mutual Fund Group. Earlier in his career, Mr. Keblusek held senior investment positions with Maryland National Bank and the National Bank of Washington.

Management's discussion of the Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by calling 1-800-625-4554.

Management Fees. For its services under the Management Agreements with respect to the Fund and the Portfolio, Citibank receives fees, which are computed daily and paid monthly, at annual rates equal to 0.35% of the Fund's average net assets, and 0.75% of the Portfolio's average net assets. These combined management fees are higher than the management fees paid by most mutual funds.

For the fiscal year ended December 31, 1996, the investment advisory fees paid to Citibank under a prior investment advisory agreement (after waivers) were 0.24% of the Fund's average daily net assets for that fiscal year. For the period from January 1, 1997 to October 31, 1997, the management fees paid to Citibank under its investment advisory agreement (after waivers) were 0.60% of the Fund's average daily net assets for that period.

Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Management Agreements and the activities performed by it or its affiliates as Service Agents are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Manager or a Service Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides fund accounting services and calculates the daily net asset value for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

DISTRIBUTION ARRANGEMENTS: CFBDS, 6 St. James Avenue, Boston, MA 02116 (telephone: (617) 423-1679), is the distributor of the Fund's shares. Under a Service Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. These fees may be used to make payments to the Distributor for distribution services and to Service Agents and others as compensation for the sale of shares of the Fund, for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer.

The amounts paid by the Distributor to each Service Agent and other recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided by the Service Agent.

The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Service Plan and the purposes for which the expenditures were made.

During the period they are in effect, the Service Plan and related Distribution Agreement obligate the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if these entities' expenses exceed the fees provided for under the Service Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributor, Service Agents and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or Service Agent's expenses in excess of fees received or accrued through the termination date will be the Distributor's or Service Agent's sole responsibility and not obligations of the Fund.

TAX MATTERS

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal or state income or federal excise taxes. The Fund may pay withholding or other taxes to foreign governments during the year, however, and these taxes may reduce the Fund's dividends.

Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from the Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25% or 28%, depending upon the source of the gains.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Early each year, the Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year. Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund may also provide yield and effective yield quotations for longer periods.

Of course, any fees charged by a shareholder's Service Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

GENERAL INFORMATION

ORGANIZATION: The Fund is a series of CitiFunds Trust II, a Massachusetts business trust which was organized on April 13, 1984. The Trust is also an open-end management investment company registered under the 1940 Act. Prior to March 2, 1998, the Fund was called Landmark Small Cap Equity Fund. Prior to January 7, 1998, CitiFunds Trust II was called Landmark Funds II.

The Fund is a diversified mutual fund. Under the 1940 Act, a diversified series or mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

The Fund is permitted to invest all or a portion of its assets in one or more investment companies. The Fund currently invests in the Portfolio. The Portfolio is a series of The Premium Portfolios, a New York trust. Prior to November 1, 1997, the Portfolio was called Small Cap Equity Portfolio.

VOTING AND OTHER RIGHTS: CitiFunds Trust II may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of CitiFunds Trust II have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

At any meeting of shareholders of the Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

As a Massachusetts business trust, CitiFunds Trust II is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's or Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.

CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

RETIREMENT PLANS: Investors may be able to establish new accounts in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agents and tax and retirement advisers.

EXPENSES: In addition to amounts payable under its Management Agreement and Service Plan, the Fund is responsible for its own expenses, including among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Distributor, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.

All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.

COUNSEL AND INDEPENDENT AUDITORS: Bingham Dana LLP, 150 Federal Street,
Boston, MA 02110 is counsel for the Fund. Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent auditor for the Fund.
--------------------------------------------------------------------------------

The Statement of Additional Information dated the date hereof contains more detailed information about the Fund and the Portfolio, including information relating to (i) investment policies and restrictions, (ii) the Trustees, officers, and investment manager, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

APPENDIX

PERMITTED INVESTMENTS AND
INVESTMENT PRACTICES

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 30% of the Fund's total assets.

In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or a reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security), or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Rule 144A Securities. The Fund may purchase restricted securities that are not registered for sale to the general public. If it is determined that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities" because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Private Placements and Illiquid Investments. The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

"When-Issued" Securities. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

Futures Contracts. The Fund may purchase stock index futures in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security, an index of securities or other assets. In many cases, the futures contracts that may be purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade.

Because the value of a futures contract changes based on the price of the underlying security or other asset, futures contracts are considered to be "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. The Fund does not currently intend to enter into a futures contract if, as a result, the initial margin deposits on all of the Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, the Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

The ability of the Fund to utilize futures contracts successfully will depend on the Manager's ability to predict stock price movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Manager's view as to stock price movements is incorrect, the use of futures contracts could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in the Fund's related portfolio position. Also, the futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position. As noted, the Fund may also enter into transactions in futures contracts for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, which could increase the risks incurred by the Fund in entering into such transactions.

The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of the Fund and may affect in other ways the amount, timing and character of the Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

The use of futures by the Fund and some of their risks are described more fully in the Statement of Additional Information.

Securities of Issuers in Developing Countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return and greater risks. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

Currency Exchange Contracts. Forward currency exchange contracts may be entered into for the Fund for the purchase or sale of non-U.S. currency for hedging purposes against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

Lower-Rated Debt Securities. The Fund may purchase lower-rated securities (those rated Baa or better by Moody's or BBB or better by S&P) which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

Commercial Paper. The Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

CFP/SCG 398              [Recycle Logo] Printed on recycled paper